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                                                                    EXHIBIT 99.1


                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Comprehensive Care Corporation (the "Company") on Form 10-Q for the period ending November 30, 2002 as filed with the Securities and Exchange Commission on January 10, 2003 (the "Report"), Mary Jane Johnson, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, to the best of her knowledge, that:


         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/   Mary Jane Johnson
                                ---------------------------------
                                Mary Jane Johnson
                                Chief Executive Officer
                                January 10, 2003


This certification accompanies this Report pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.